UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 2, 2004


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-10315                                          63-0860407
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events and Required FD Disclosure.

         On August 2, 2004, HEALTHSOUTH Corporation issued a press release entitled: "HealthSouth Announces Changes in Divisional Management."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSOUTH CORPORATION


                                     By: /s/    Gregory L. Doody
                                         -----------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                   General Counsel and Secretary


Dated: August 2, 2004

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99                Press release of HEALTHSOUTH Corporation dated August 2, 2004.

                                                                      EXHIBIT 99

News From
---------
[GRAPHIC OMITTED] HEALTHSOUTH(R)

                                                           FOR IMMEDIATE RELEASE
                                                                  August 2, 2004

             HEALTHSOUTH ANNOUNCES CHANGES IN DIVISIONAL MANAGEMENT

BIRMINGHAM, Ala. - HealthSouth Corporation (OTC Pink Sheets: HLSH) announced today that Patrick A. Foster, President of its Inpatient Division, and Larry D. Taylor, President of its Surgery Division, have resigned to pursue other opportunities. HealthSouth will begin an immediate search for replacements.

"I appreciate the significant contributions both Pat and Larry have made during their careers at HealthSouth, especially during the past sixteen months as they successfully managed their respective divisions through a very challenging period," said Jay Grinney, HealthSouth President and Chief Executive Officer. "I wish both of them well in their future endeavors."

Mike Snow, HealthSouth's newly-appointed Chief Operating Officer, will be working with the divisions to ensure a smooth transition. "Both the Inpatient and Surgery divisions have been performing well and are a vital part of the Company's operations going forward," said Snow. "I've been impressed with the talent level of our management team across the country and am confident we will quickly identify people to fill these roles."

In addition to the new search for Foster and Taylor's replacements, the Company has stated plans to announce the appointment of a new Chief Financial Officer by the end of the third quarter and is nearing the end of a transition plan for the Board of Directors. Once this process is complete, HealthSouth will have an entirely new executive team in place. HealthSouth previously announced the appointment of new leadership in the roles of Diagnostic Division President; Chief Compliance Officer; General Counsel; Outpatient Rehabilitation Division President; President and Chief Executive Officer; and Chief Operating Officer.

"We are moving forward with a new executive management team who has the experience, talent and dedication to make HealthSouth one of the country's preeminent healthcare providers," concluded Grinney.

ABOUT HEALTHSOUTH

HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, operating facilities nationwide and abroad. HealthSouth can be found on the Web at HTTP://WWW.HEALTHSOUTH.COM.

                                       ###

            For more information contact Andy Brimmer at 205-410-2777